EXHIBIT 3.16
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[GRAPHIC OMITTED]
Industry Canada                                 Industrie Canada

CERTIFICATE OF AMENDMENT                        CERTIFICAT  DE MODIFICATION


CANADA BUSINESS CORPORATIONS ACT                LOI CANADIENNE SUR LES SOCIETES PAR ACTIONS


____________________________________________________________________________________________________


        NEXEN INC.                                                           427706-6
_______________________________________                 ____________________________________________
Name of corporation                                     Corporation number
Denomination de la societe                              Numero de la societe


I hereby certify that the articles                      Je certifie que les statuts de la
of the above-named corporation were                     societe susmentionnee ont ete modifies:
amended:
                                                [_]     a)   en vertu de 1'article 13 de la LOI
a)   under section 13 of the CANADA                          CANADIENNE SUR LES SOCIETES PAR
     BUSINESS CORPORATIONS ACT in                            ACTIONS, conformement a 1'avis
     accordance with the attached                            ci-joint;
     notice;
                                                [_]     b)   en vertu de 1'article 27 de la LOI
b)   under section 27 of the CANADA                          CANADIENNE SUR LES SOCIETES PAR
     BUSINESS CORPORATIONS ACT as set                        ACTIONS, tel qu'il est indique dans
     out in the attached articles of                         les clauses modificatrices ci-jointes
     amendment designating a series of                       designant une serie d'actions;
     shares;
                                                [X]     c)   en vertu de 1'article 179 de la LOI
c)   under section 179 of the CANADA                         CANADIENNE SUR LES SOCIETES PAR
     BUSINESS CORPORATIONS ACT as set                        ACTIONS, tel qu'il est indique dans
     out in the attached articles of                         les clauses modificatrices ci-jointes;
     amendment;
                                                [_]     d)   en vertu de 1'article 191 de la LOI
d)   under section 191 of the CANADA                         CANADIENNE SUR LES SOCIETES PAR
     BUSINESS CORPORATIONS ACT as set                        ACTIONS, tel qu'il est indique dans
     out in the attached articles of                         les clauses de reorganisation
     reorganization;                                         ci-jointes;



/s/ Richard G. Shaw                                          April 26, 2007 / le 26 avril 2007
------------------------------------
Richard G. Shaw                                 Date of Amendment - Date de modification
Director - Directeur


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[GRAPHIC     Industry Canada        Industrie Canada                             FORM 4                         FORMULAIRE 4
 OMITTED]                                                                 ARTICLES OF AMENDMENT            CLAUSES MODIFICATRICES
             Canada Business        Loi canadienne sur les                 (SECTIONS 27 OR 177)              (ARTICLES 27 OU 177)
             Corporations Act       societes par actions
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1 - Name of the Corporation - Denomination sociale de la societe                2 - Corporation No. - N(degree) de la societe


    NEXEN INC.                                                                  427706-6
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3 - The articles of the above-named corporation are amended as follows:         Les statuts de la s societe mentionnee cl-dessus
                                                                                sont modifies de la facon suivante:


  PURSUANT TO SECTION 173(1)(H) OF THE CANADA BUSINESS CORPORATIONS ACT, ALL OF THE ISSUED AND OUTSTANDING COMMON SHARES OF THE
  CORPORATION SHALL BE DIVIDED ON THE BASIS OF TWO (2) COMMON SHARES FOR ONE (1) COMMON SHARE HELD.






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
Signature             Printed Name - Nom en lettres moulees       4 - Capacity of - En qualite de   5 - Tel No. - N(degree) de tel.

/s/ Sylvia L. Groves           Sylvia L. Groves                         Assistant Secretary             (403) 699-5291

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FOR DEPARTMENTAL USE ONLY - A L'USAGE DU MINISTERE SEULEMENT

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